Corporate Presentation April 2021 EXHIBIT 99.1

Disclaimer The following presentation, including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any document or material distributed at or in connection with the presentation (collectively, the “Presentation”) has been prepared by Cabaletta Bio, Inc. (“we,” “us,” “our,” “Cabaletta” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This Presentation does not purport to be a prospectus, to be complete or to contain all of the information you may desire. 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Develop and launch the first curative targeted cellular therapies for patients with autoimmune diseases

Cabaletta overview

Developing highly specific CAAR T products to treat B cell-mediated autoimmune diseases

- Where there is a biologic opportunity for deep and durable, perhaps curative, responses
- Leveraging a clinically validated CAR T product design and manufacturing process through Penn alliance

Phase 1 DesCAARTes™ trial ongoing for patients with mucosal pemphigus vulgaris (mPV)

- Acute safety data from initial cohort of the DesCAARTes™ trial expected in 1H21 followed by additional cohort data in 2H21[1]
- First patient dosed without observing any dose limiting toxicity (DLT)

Preclinical pipeline led by MuSK-CAART for myasthenia gravis - IND filing planned in 2H21[1]

- Product portfolio[2] currently targeting diseases that affect over 80,000 patients in the US

Issued U.S. patent on lead clinical program with emerging differentiated IP portfolio

- First issued CAAR T product patent covers all or any part of the relevant human antigens (DSG3 and DSG1)

Cash runway through at least 3Q22 with $109M in cash and investments as of December 31, 2020

1. Assumes no future impact due to COVID-19.
2. Includes four disclosed product candidates and three undisclosed disease targets in our pipeline through expansion of our Sponsored Research Agreement with the University of Pennsylvania.

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2020 progress and anticipated 2021 milestones Validate MuSK-CAART manufacturing process with CMO partner DSG3-CAART Multiple U.S. sites open for enrollment Dosing initiated in DesCAARTes™ clinical trial Acute safety data from first cohort 1H211 In vivo target engagement data presented at AAN MuSK-CAART Fast Track and Orphan Drug Designation IND-enabling studies initiated IND filing 2H211 1. Assumes no future impact due to COVID-19. Additional topline data on completed dose cohort(s) 2H211

Our scientific platform leverages clinically validated CAR T technology

CAAR T product candidates are designed for selective and specific elimination of the pathogenic B cells



CAR T Therapy
CAAR T Therapy
CANCER CELL
HEALTHY B CELL
CD19
No Antibody-Mediated Immunity
Normal Immune System
PATHOGENIC AUTOREACTIVE B CELL
Autoantibody
HEALTHY B CELL
ANTI-CD19 ANTIBODY FRAGMENTS
Targeting Domain
AUTOANTIGEN
(e.g. DSG3, MuSK...)
CD137 (4-1BB) Costimulatory Domain
CD3-Zeta Signaling Domain
CAR T CELL
CAAR T CELL

Chimeric Antigen Receptor T cell

Kymriah

Chimeric AutoAntibody Receptor T cell

CABA CAAR T

Cabaletta Bio® 6

CABA™ (Cabaletta Approach for Selective B cell Ablation) platform Epitope mapping to determine regions targeted by autoantibodies Optimize CAAR construct / design with the goal of selectively ablating reactive B cells Preclinical in vitro and in vivo testing to evaluate efficacy and safety Scientific, clinical and commercial assessment to inform product candidate development Vector & Clinical Cell manufacturing Clinical trials DSG3-CAART MuSK-CAART

Pipeline[1] includes multiple disease targets where cure is possible

Therapeutic Area	Indication	Program	Discovery[2]	Preclinical	Phase 1	Phase 2/3
Dermatology	Mucosal Pemphigus Vulgaris	DSG3-CAART				
	Mucocutaneous Pemphigus Vulgaris	DSG3/1-CAART				
Neurology	MuSK Myasthenia Gravis	MuSK-CAART				
Hematology	Hemophilia A w/ FVIII Alloantibodies	FVIII-CAART				

Current pipeline includes 7 programs targeting diseases affecting >80,000 patients in the US

1. Three additional undisclosed disease targets added to our pipeline portfolio through expansion of our Sponsored Research Agreement with the University of Pennsylvania are not shown
2. In our discovery stage, we perform epitope mapping and optimize CAAR construct and design.

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DSG3-CAART for patients with mucosal pemphigus vulgaris

PV is an optimal lead indication for CAAR T therapy

DSG3 antibodies are widely considered to be necessary and sufficient to cause PV[1]

1



Serum anti-DSG3 **antibodies are 98 - 100% sensitive *and* specific**[2]

2



Depletion of B cells by rituximab[3] or antibody by plasmapheresis **transiently improves clinical disease**

3


anti-
dsg

Incomplete B cell depletion by rituximab leads to PV recurrences, with **identical disease-causing B cell clones**[4,5]

4


anti-
dsg

The B cell repertoire and **antigenic epitopes** on DSG1/3 **are well understood**[6], and formed the basis for DSG3 and DSG1 CAAR designs

5



The DSG3 CAAR has **published animal model** proof-of-concept validation[7]

1. Spindler, Volker, et al. "Mechanisms causing loss of keratinocyte cohesion in pemphigus." Journal of Investigative Dermatology 138.1 (2018): 32-37.
2. Schmidt, Enno, et al. "Novel ELISA systems for antibodies to desmoglein 1 and 3." Experimental dermatology 19.5 (2010): 458-463.
3. Joly, Pascal, et al. "First-line rituximab combined with short-term prednisone versus prednisone alone for the treatment of pemphigus (Ritux 3): a prospective, multicentre, parallel-group, open-label randomised trial." The Lancet 389.10083 (2017): 2031-2040.
4. Mouquet, Hugo, et al. "B-cell depletion immunotherapy in pemphigus: effects on cellular and humoral immune responses." Journal of Investigative Dermatology 128.12 (2008): 2859-2869.
5. Hammers, Christoph M., et al. "Persistence of anti-desmoglein 3 IgG+ B-cell clones in pemphigus patients over years." Journal of Investigative Dermatology 135.3 (2015): 742-749.
6. Ohyama, Bungo, et al. "Epitope spreading is rarely found in pemphigus vulgaris by large-scale longitudinal study using desmoglein 2–based swapped molecules." Journal of investigative dermatology 132.4 (2012): 1158-1168.
7. Ellebrecht, Christoph T., et al. "Reengineering chimeric antigen receptor T cells for targeted therapy of autoimmune disease." Science 353.6295 (2016): 179-184.

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Current treatments require broad immunosuppression associated with safety risks and transient efficacy Overview of Pemphigus Vulgaris Image credit: D@nderm. Rituximab label, 08/2020 revision. Joly, Pascal, et al. "First-line rituximab combined with short-term prednisone versus prednisone alone for the treatment of pemphigus (Ritux 3): a prospective, multicentre, parallel-group, open-label randomised trial." The Lancet 389.10083 (2017): 2031-2040. Kushner, Carolyn J., et al. "Factors Associated With Complete Remission After Rituximab Therapy for Pemphigus." JAMA dermatology (2019). Tony, Hans-Peter, et al. "Safety and clinical outcomes of rituximab therapy in patients with different autoimmune diseases: experience from a national registry (GRAID)." Arthritis research & therapy 13.3 (2011): 1-14. Current Treatment Landscape Broad immunosuppression3,4 Modestly effective Poorly tolerated Rituximab plus steroids (~2,800mg/yr)2 Response: ~40% of patients achieved a 16-week period with no lesions or medicines during 1 yr2 5-9%2,3 annual risk of severe infection in PV Real world data indicate: Transient remission ~ 70% CROT4: ~30% relapse in 1 year4 >50% relapse within 2 years4 ~30% never achieve CROT4 ~1.9% lifetime risk of fatal infection5 CROT = 8+ weeks without lesions while off systemic therapy http://www.danderm-pdv.is.kkh.dk/atlas/3-157.html http://www.dermis.net/bilder/CD008/550px/img0042.jpg Mucosal PV1 25% of U.S. pemphigus vulgaris Mucocutaneous PV1 75% of U.S. pemphigus vulgaris Associated Antibody Anti-DSG3 Anti-DSG3 + Anti-DSG1 Clinical Signs Painful blisters of the mucous membranes (mouth, nose, larynx, esophagus, eyes, genitalia, rectum) Blisters on orifices and skin US Disease Prevalence 3,250 to 4,750 9,750 to 14,250

DSG3-CAART encompasses all known pathogenic epitopes



% of PV sera
targeting each domain[1]
91% 71% 51% 19% 12%
EC1 EC2 EC3 EC4 EC5
Cytoplasmic tail
Transmembrane Domain
DSG3 Protein
EC1 EC2 EC3 EC4 CD137 CD3ζ
EC5 directed antibodies are not known to be pathogenic
anti-EC1[2]
AK23, Px43, Px44, 6G2C11, F779
anti-EC2[2]
PVB28, AK19
anti-EC3[2]
AK18
anti-EC4[2]
P2C1, P5D4, P5B6, P3A6, P5E4
Costimulatory Domains
DSG3-CAART

1. Ohyama, Bungo, et al. "Epitope spreading is rarely found in pemphigus vulgaris by large-scale longitudinal study using desmoglein 2–based swapped molecules." Journal of investigative dermatology 132.4 (2012): 1158-1168.
2. Antibodies that target the specific extracellular domain are shown below each extracellular domain.

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DSG3-CAART preclinical data[1,2]

No evidence of toxicity at clinically relevant doses with selective and specific target engagement

	INDICATOR	RESULTS
Tolerability	*In vitro* off-target toxicity	No specific cytotoxicity at clinically relevant cell numbers vs FcγR-expressing cells No confirmed interactions with human membrane proteins
Tolerability	*In vivo* off-target toxicity	No off-target effects detected at clinically relevant doses
Target Engagement	Anti-DSG3 autoantibody titer	Serologic 'remission' – dose-dependent elimination of anti-DSG3 B cells and antibodies
Target Engagement	CAAR T cell engraftment	Dose-dependent increase in CAAR-positive cells observed via flow cytometry
Target Engagement	Tissue blistering	Histologic 'remission' – no blistering of oral mucosa
Target Engagement	Anti-DSG3 hybridoma outgrowth	Significantly delayed outgrowth despite soluble anti-DSG antibodies

1. Ellebrecht, Christoph T., et al. "Reengineering chimeric antigen receptor T cells for targeted therapy of autoimmune disease." Science 353.6295 (2016): 179-184.
2. Lee, Jinmin, et al. "Antigen-specific B-cell depletion for precision therapy of mucosal pemphigus vulgaris." The Journal of Clinical Investigation (2020).

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DesCAARTes™:

Phase 1 clinical trial in mucosal-dominant PV (mPV) patients

Open-label study to determine the maximum tolerated dose & fractionation of DSG3-CAART

Major Inclusion Criteria

- Age: ≥18
- Inadequately managed by standard immunosuppressive therapies
- Confirmed diagnosis
- Active disease
- Anti-DSG3 antibody positive

Major Exclusion Criteria

- Rituximab recently administered
- Prednisone > 0.25mg/kg/day
- Other autoimmune disorder requiring immunosuppressive therapies
- Recent investigational treatment
- ALC < 1,000 at screening

SCREENING PERIOD → TREATMENT PERIOD (1-3 WEEKS) → FOLLOWED (2-4 WEEKS) → Next Patient

Part	Cohort	# Subjects
A – Dose Escalation Fractionated infusion at increasing dose levels	A1-A4	3 (+3) per cohort
B – Dose Consolidation Consolidating selected dose fractions into a single infusion	B1-B2	3 (+3) per cohort
C – Expansion[1] Expanded subject enrollment at final selected dose	C	~12
	Total	**~30 (+18)**

Study Endpoint & Objectives

Primary Endpoint: Adverse Events, including Dose Limiting Toxicity (DLT)

- DLTs include any grade 3 or 4 CRS or neurotoxicity, or any grade 2 CRS or neurotoxicity that failed to improve to ≤ Grade 1 or baseline within 7 days

Secondary Objectives: **DSG3 ELISA titer changes**, rate of/time to/duration of remission, manufacturing success rate, CAAR T expansion/persistence

1. FDA has requested, and the Company has agreed, that we will share data from part A to inform a discussion on the optimal design of part C. According to FDA advice, the submission of part A data is not gating to planned enrollment in part B.

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DesCAARTes™ clinical trial assessments and timeframes

Safety assessed acutely (Day 8) and at 3 months, with ability to measure CAAR T engagement by 6 months



8-10 weeks from screening to infusion
Pre-infusion visit
Day -7 to -3
DSG3-CAART INFUSION
Acute safety data
Day 8
Primary safety endpoint
3 Months
Evidence of target engagement
6 Months
Efficacy
3 Years
Long-term follow-up
15 Years

Day 8 acute safety data

Monitors for key risks:

- CRS / neurotoxicity
- Impact of soluble antibody
- Other adverse events

Primary safety endpoint at 3 months

Potential for disease flare during planned steroid taper

Target engagement to be assessed by declining anti-DSG3 titers[1,2]

- We believe initial signal would be evidenced by ~20% or more reduction in anti-DSG3 titers, and a more robust decline would be expected with greater target engagement
- Translational program evaluating potential for *in vivo* expansion and threshold dose effect[3,4]

Other key potential efficacy measures[2]

- Disease activity (clinical)
- Steroid / immunosuppressive use

1. Spindler, Volker, et al. "Mechanisms causing loss of keratinocyte cohesion in pemphigus." Journal of Investigative Dermatology 138.1 (2018): 32-37.
2. This information represents data that we believe can be used to inform potential efficacy endpoints in future clinical development.
3. Dasyam, Nathaniel, Philip George, and Robert Weinkove. "Chimeric antigen receptor T-cell therapies: Optimising the dose." British journal of clinical pharmacology 86.9 (2020): 1678-1689.
4. Raje, Noopur, et al. "Anti-BCMA CAR T-cell therapy bb2121 in relapsed or refractory multiple myeloma." New England Journal of Medicine 380.18 (2019): 1726-1737.

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Soluble antibodies may alter the dynamics of DSG3-CAART proliferation

Preclinical studies demonstrated DSG3-CAART target engagement in the presence of soluble antibodies



Inhibitory antibodies may reduce, but do not prevent, DSG3-CAART target engagement



Increased target engagement
Decreased target engagement
specific lysis [%]
0
10
20
30
40
50
60
70
80
0
10
50
100
soluble IgG concentration [ug/ml]
EC1-4 vs. PV Ab #1²
EC1-4 vs. PV Ab #2²
NTD³ vs. PV Ab #1²
NTD³ vs. PV Ab #2²



Soluble anti-DSG3 induced CAAR T cell proliferation



EC1-4 CAAR
Observations
0
20
40
60
80
100
CFSE⁴
PV serum
anti-DSG3 mAb
normal human IgG
Increased T cell division compared to response to normal human IgG
Cell division

***Additionally, in an active immune model, DSG3-CAART demonstrated* in vivo *target engagement in the presence of physiologic DSG3 antibodies*[5]**

1. Ellebrecht, Christoph T., et al. "Reengineering chimeric antigen receptor T cells for targeted therapy of autoimmune disease." Science 353.6295 (2016): 179-184.
2. Antibodies derived from a hybridoma model.
3. Non-transduced T cell.
4. CFSE (carboxyfluorescein diacetate succinimidyl ester) is a dye used in flow cytometric monitoring that reduces in intensity as it is distributed in actively dividing cells. Non-dividing cells will retain more CFSE dye.
5. Lee, Jinmin, et al. "Antigen-specific B-cell depletion for precision therapy of mucosal pemphigus vulgaris." The Journal of Clinical Investigation (2020).

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Active Immune Model: Target engagement despite soluble antibody[1]

DSG3-CAART demonstrated target engagement in presence of physiologic DSG3 antibody titer



DSG3 EC1-5 Immunization
DSG3 Knockout Mouse
Generate Anti-DSG3 Antibodies
Transfer Splenocytes
Immunodeficient Mouse
3 Weeks
DSG3-CAART Treatment (EC1-4 domains2)
3-6 Weeks
Target engagement observed
NTD
DSG3-CAART
DSG3-CAART
#1 #2 #3 #5
#6 #8 #9 #10
#11 #12 #14 #15
Mouse serum IP
Input protein
EC1 EC2 EC3 EC4 EC5 EC1 EC2 EC3 EC4 EC5
#1
#2
#3
#5
#6
#83
#9
#10
#12
#14
#153

1. Lee, Jinmin, et al. "Antigen-specific B-cell depletion for precision therapy of mucosal pemphigus vulgaris." The Journal of Clinical Investigation (2020).
2. The DSG3 protein is made of up of 5 extracellular (EC) domains, EC1-5. Antibodies against EC1-4 can be pathogenic, but antibodies against EC5 are not. Therefore, antibodies against EC5 are not targeted by the CAAR by design.
3. In this model, the human DSG3-CAART product is rapidly rejected. In these two animals, an incomplete response against EC1 was observed, which correlated with loss of persistence.

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Preconditioning regimens in CAAR T cell therapy may not be required

Past successes in HIV and multiple myeloma without preconditioning plus differences in patient populations are relevant[1,2]

- Data suggest preconditioning may not be necessary beyond leukemia / lymphoma
  - Similar efficacy at 10x cell dose increase without lymphodepletion in multiple myeloma[1]
  - Over a decade of persistence of CAR T cells in patients with HIV[2]

- Potential activating effect of soluble antibody is a key consideration in autoimmune patients[3]

- Rationale for preconditioning in oncology may not apply to autoimmune patients, such as[4,5]:
  - Tumor "debulking"
  - Removal of suppressor or regulatory cells
  - Modification of the tumor microenvironment

1. Cohen, Adam D., et al. "B cell maturation antigen–specific CAR T cells are clinically active in multiple myeloma." The Journal of Clinical Investigation 129.6 (2019).
2. Scholler, John, et al. "Decade-long safety and function of retroviral-modified chimeric antigen receptor T cells." Science translational medicine 4.132 (2012): 132ra53-132ra53.
3. Ellebrecht, Christoph T., et al. "Reengineering chimeric antigen receptor T cells for targeted therapy of autoimmune disease." Science 353.6295 (2016): 179-184.
4. Gattinoni et al. "Removal of homeostatic cytokine sinks by lymphodepletion enhances the efficacy of adoptively transferred tumor specific CD8+ T cells." The Journal of Experimental Medicine 202(7):907 912
5. Wang, Shu and Plautz "Host lymphodepletion augments T cell adoptive immunotherapy through enhanced intratumoral proliferation of effector cells": Cancer Research 65(20):9547 54.

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DSG3/1 CAART for mucocutaneous PV (mcPV)

Plan to potentially submit an IND after review of safety and target engagement data from DSG3-CAART

DSG3/1 CAARs designed for mcPV

- DSG3 and DSG1 autoantibodies
- Most severe and common form of PV (~75%)
- Mucosal blistering, plus skin erosion and blistering
- Managed with immune suppression, similar to mPV
  - High risk of relapse
  - Potential for hospitalizations and fatal infections

% of PV sera targeting each domain[1]


98%
26%
9%
4%
7%
DSG1
EC1
EC2
EC3
EC4
EC5
Cytoplasmic tail
Transmembrane Domain
DSG1 CAAR
EC1
EC2
EC3
EC4
CD137
CD3ζ

DSG1-CAART and DSG3-CAART both demonstrated specific cytotoxicity *in vitro*[2]

- Together, DSG1-CAART and DSG3-CAART demonstrated cytotoxicity towards anti-DSG3 and anti-DSG1 B cells


PF1-8-15
(anti-Dsg1 EC1)
F779
(anti-Dsg3 EC1)
% Specific lysis
80
60
40
20
0
1 3 10 30
Effector:Target ratio
Non-transduced
Dsg3 EC1-4
Dsg1 EC1-4
Dsg3 + Dsg1
CART19

1. Ohyama, Bungo, et al. "Epitope spreading is rarely found in pemphigus vulgaris by large-scale longitudinal study using desmoglein 2–based swapped molecules." Journal of investigative dermatology 132.4 (2012): 1158-1168.
2. As presented at the 2018 International Investigative Dermatology conference.

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MuSK-CAART for patients with MuSK myasthenia gravis

High unmet need in MuSK myasthenia gravis; a valuable CAAR target

All known extracellular domains can be included in the CAAR design

Similarities to pemphigus support clinical potential of CAAR T in MuSK MG

1. Autoantibody titers drop after rituximab[1,2]
2. Pathogenic B cells are incompletely eliminated by rituximab and persist during relapse[3]


Ig1
Ig2
Ig3
Fz

MuSK has similar modular structure and size as DSG3


MuSK MG
6.0 - 7.5%
Typically more severe
Limited treatment options
Early onset – 7:1 females
Seronegative MG
Low affinity AChR, LRP4
9%
AChR MG
Early Onset
Age <50 ; F>M
20%
65%
AChR MG
Late Onset
Age >50 ; M>F

Total US MG Prevalence: 50,000 to 80,000 patients

1. Hain, Berit, et al. "Successful treatment of MuSK antibody–positive myasthenia gravis with rituximab." Muscle & Nerve: Official Journal of the American Association of Electrodiagnostic Medicine 33.4 (2006): 575-580.
2. Illa, Isabel, et al. "Sustained response to Rituximab in anti-AChR and anti-MuSK positive Myasthenia Gravis patients." Journal of neuroimmunology 201 (2008): 90-94.
3. Jiang, Ruoyi, et al. "Single-cell repertoire tracing identifies rituximab-resistant B cells during myasthenia gravis relapses." JCI insight 5.14 (2020).

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MuSK-CAART showed *in vitro* selective & specific target engagement[1]

Additional *in vitro* studies demonstrated no confirmed off-target toxicity observed with MuSK-CAART to date



Ig1
Ig2
Ig3
Fz
MuSK1A
3-28
4A3

MuSK-CAART



MuSK1A
3-28
4A3
% Specific lysis
E:T ratio
MuSK-CAART
CART19
NTD

Human membrane protein array (MPA) with MuSK-CAART

- No off-target toxicity observed *in vitro*
    - ~6,000 human membrane proteins evaluated

1. https://cslide-us.ctimeetingtech.com/aan2020/attendee/eposter/poster/2402?q=payne.

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MuSK-CAART demonstrated specific *in vivo* target engagement[1]

MuSK-CAART eliminated anti-MuSK target cells[2] in an animal model where CART19 cells were a positive control



NTD
MuSK CAAR
CART19
DSG3 EC1-3
Day 1
Day 3
Day 5
Day 7
Day 13
2.0e6
5.0e4
2.0e6
3.0e5
(Radiance)
Negative control
Positive control
Negative control
Day 4:
T cell injection
Photon counts (Photon/sec)
Day
MuSK-CAART
CART19
DSG3 EC1-3
NTD

1. https://cslide-us.ctimeetingtech.com/aan2020/attendee/eposter/poster/2402?q=payne.
2. Target cells represent a B cell tumor line (CD19 positive) that has been modified to express the anti-MuSK antibody.

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Manufacturing

Three-stage approach allows for efficient allocation of capital while leveraging experienced partners Manufacturing strategy Penn-sponsored CD19 CAR IND CMC data has been cross-referenced in DSG3-CAART IND to provide additional data reflecting alignment. Stage 3: Cabaletta Facility Commercialization & Scale-Up Data-gated investment Stage 1: Penn DSG3-CAART Phase 11 Stage 2: CDMOs & CABA Process MuSK-CAART Phase 1 Cell processing capacity secured through Penn partnership SOPs previously used to develop an FDA approved product Clinical vector validated CDMOs for vector and cell processing with commercial support capabilities Build out Cabaletta-owned manufacturing facility 2021 – 2019 –

Parallel steps in manufacturing process[1] for CAR T vs CAAR T

Vector production and cell processing are key risks mitigated by strategy, partnership, process and people



Vector Production
Apheresis Collection of T cells
T Cell Activation
Transduction
CAAR T Expansion
Concentration, Washing and Formulation

Utilizing a clinically validated CART19 cell manufacturing process mitigates risks

- Cross referenced Penn CART19 IND including CMC process[1]
- Penn process, not Novartis process, avoiding Kymriah release challenges[2]
- Engineering runs have demonstrated efficient manufacture of DSG3-CAART cells from PV patients[3]

Multiple runs contractually secured each month at Penn

- Subject to future COVID-19 impact

DSG3 vector supply validated and secured

1. Penn-sponsored CD19 CAR IND CMC data has been cross-referenced in DSG3-CAART IND to provide additional data.
2. Manufacturing challenges were due to release specifications: https://www.biopharmadive.com/news/novartis-hits-car-t-manufacturing-snag-as-kymriah-sales-disappoint/528202/.
3. T cells isolated from patients with a range of treatment regimens of low to high intensity were tested; the highest intensity regimen and patients with ALC<1000 cells/uL expanded less well and will be excluded from the trial design.

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Corporate Summary

SCIENTIFIC ADVISORY BOARD Leadership team Aimee Payne, M.D., Ph.D. Co-Founder and Co-Chair Michael C. Milone, M.D., Ph.D. Co-Founder and Co-Chair Jay Siegel, M.D. LEADERSHIP TEAM Steven Nichtberger, M.D. President, CEO & Chairman Anup Marda Chief Financial Officer Arun Das, M.D. Senior Director BD Gwendolyn Binder, Ph.D. EVP Science & Technology David J. Chang, M.D., M.P.H. Chief Medical Officer J. Brian Stalter, J.D. General Counsel Martha O’Connor Chief HR Officer Iain McInnes, PhD, FRCP, FRSE, FMedSci Carl June, M.D.

Anticipated 2021 milestones DSG3-CAART: DesCAARTesTM Clincal Trial 1H21: Acute safety data from 1st cohort1 2H21: Additional topline data on completed dose cohort(s)1 MuSK-CAART Validate manufacturing process with CMO partner 2H21: MuSK-CAART IND filing 1. Assumes no future impact due to COVID-19.

Corporate Presentation April 2021